Investment Objectives and Strategies

The term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, the Fund may invest indirectly by investing in derivatives or through its wholly-owned subsidiaries (“Subsidiaries”), if applicable. The allocation of the Fund’s assets to a Subsidiary, if applicable, will vary over time and will likely not include all of the different types of investments described herein at any given time.

Principal Investment Objective

The Fund seeks current income as a primary objective and capital appreciation as a secondary objective.

The Fund seeks to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple sectors in the global public and private credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed instruments, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers and real estate-related investments (such real estate-related investments, collectively, “real estate investments”). The Fund may invest without limitation in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed, distressed or defaulted issuers. The Fund may also invest without limit in common stocks and other common equity securities issued by public or private issuers. The Fund cannot assure you that it will achieve its investment objectives or that the Fund’s investment program will be successful, and you could lose all of your investment in the Fund.

Portfolio Management Strategies

Dynamic Allocation Strategy

In managing the Fund, the Fund’s investment manager, Pacific Investment Management Company LLC (“PIMCO” or the “Investment Manager”), employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income generating investment ideas across multiple fixed income sectors, including opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist insights.

As a matter of fundamental policy, the Fund normally invests at least 25% of its total assets (i.e., concentrates) in the energy industry. PIMCO will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each security or instrument in which the Fund invests. The Fund will observe various other investment guidelines as summarized below.

Investment Selection Strategies

Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Although the Fund has the capability to use the types of investments outlined herein, it is possible that the Fund will not invest in certain instrument types all of the time or at all. There is no guarantee that PIMCO’s investment selection techniques will produce the desired results.

Credit Quality

The Fund may invest without limitation in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either S&P Global Ratings (“S&P”) or Fitch, Inc. (“Fitch”)), or that are unrated but determined by PIMCO to be of comparable quality. However, the Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities (“ABS”), that are, at the time of purchase, rated CCC+ or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. The Fund may invest without limitation in mortgage-related and other ABS regardless of rating (i.e., of any credit quality). For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment guidelines, the Fund may invest in securities of stressed, distressed or defaulted issuers, which include securities in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (“NRSROs”) (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent credit analysis

PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to minimize credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Portfolio Contents

The Fund normally invests worldwide in a portfolio of debt obligations and other income-producing securities and instruments of any type and credit quality and with varying maturities and related derivative instruments. The Fund may also invest without limit in common stocks and other common equity securities issued by public or private issuers.

The Fund’s portfolio of debt obligations and other income producing securities and instruments may include, without limitation, bonds, debentures, notes, and other debt securities and similar instruments of varying maturities issued by various U.S. and foreign (non-U.S.) corporate and other issuers, including corporate debt securities; commercial paper; securitizations and mortgage-related and other asset-backed instruments issued by government agencies or other governmental entities or by private originators or issuers (including agency and non-agency residential mortgage-backed securities and commercial mortgage-backed securities, collateralized bond obligations, collateralized mortgage obligations, collateralized loan obligations, other collateralized debt obligations and other similarly structured securities, including the residual or equity tranches thereof); derivatives on mortgage-related instruments; U.S. government securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); payment-in-kind securities; zero-coupon bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; credit-linked trust instruments; structured credit products; loans (including, among others, bank loans, whole loans, senior loans, mezzanine loans, delayed funding loans, covenant-lite obligations, revolving credit facilities and loan participations and assignments, loans held and/or originated by private financial institutions, including commercial and residential mortgage loans, corporate loans and consumer loans (such as credit card receivables, automobile loans and student loans)); preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security); contingent convertible securities; bank capital securities; and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index. Certain corporate income-producing securities, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics.

The Fund may invest in debt securities of stressed or distressed issuers as well as in defaulted securities and debtor-in-possession financings. At any given time and from time to time, all of the Fund’s portfolio may consist of below investment grade securities and/or mortgage-related or other types of ABS. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or ABS, including the equity or “first loss” tranche. The Fund may invest in securitization risk retention tranches in the capacity of a third-party purchaser with respect to securitizations sponsored by others. The Fund may invest without limitation in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed, distressed or defaulted issuers.

The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed instruments, including the equity or “first loss” tranche.

As a matter of fundamental policy, the Fund normally invests at least 25% of its total assets (i.e., concentrate) in the energy industry. PIMCO will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each security or instrument in which the Fund invests. The Fund’s investments in the energy sector may include, but are not limited to, investments in equity and debt securities, warrants, rights issues, and restricted securities (including securities that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) of public and private issuers. The Fund may invest in the energy sector through the secondary market or during an initial public offering and in companies of any capitalization size. To the extent the Fund’s invests in master limited partnerships and limited liability companies that are treated as partnerships for U.S. federal income tax purposes (“MLPs”), the extent and manner in which the Fund makes such investments will be limited by its intention to continue qualifying as a regulated investment company for U.S. federal income tax purposes. Under normal circumstances, at the close of any quarter of its taxable year, the Fund will invest no more than 25% of its total assets in the securities of one or more MLPs that are treated as “qualified publicly traded partnerships” within the meaning of Section 851(h) of the Internal Revenue Code of 1986, as amended (the “Code”), in accordance with the requirements of Subchapter M of the Code.

The Fund may obtain exposure to MLPs through the use of total return swaps.

The Fund may invest in U.S. and non-U.S. (including emerging markets) real estate investments, including equity or debt securities issued by private and public real estate investment trusts or real estate operating companies, private or public real estate-related loans and real estate-linked derivative instruments.

The Fund may invest in and/or originate loans, including, without limitation, to corporations and/or other legal entities and individuals (including foreign (non-U.S.) and emerging market entities and individuals) and/or residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. When investing in or originating loans, the Fund is not restricted by any particular credit risk criteria and/or qualifications. The Fund also is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower, other than pursuant to any applicable law. The loans the Fund invests in and/or originates may vary in maturity and/or duration. The Fund’s investments in and/or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Code in order to qualify as a regulated investment company. The Fund may invest in securitization risk retention tranches in the capacity of a third party purchaser with respect to securitizations sponsored by others.

Borrowers of loans may be, but are not limited to, corporations and/or other legal entities and individuals, including foreign (non-U.S.) and emerging market entities and individuals. Direct loans between the Fund and a borrower may not be administered by an underwriter or agent bank. The Fund may provide financing to borrowers directly or through companies acquired (or created) and owned by or otherwise affiliated with the Fund. The terms of the direct loans, including the duration of the loan, may be negotiated with borrowers in private transactions. A loan may be secured or unsecured.

In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan.

When engaging in direct lending, the Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund will often compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on and/or less advantageous terms of such loans, which could reduce Fund performance.

As part of its lending activities, the Fund may originate loans to entities that are experiencing significant financial or business difficulties, including entities involved in bankruptcy or other reorganization and liquidation proceedings or that are rated “below investment grade” by an NRSRO or not rated at all. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to entities experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Fund funds, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan. Various state licensing requirements could apply to the Fund with respect to the origination, acquisition, holding, servicing, foreclosure and/or disposition of, loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Fund or PIMCO operates or has offices. In states in which it is licensed, the Fund or PIMCO will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Fund’s or PIMCO’s ability to take certain actions to protect the value of its holdings in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Fund’s or PIMCO’s license, which in turn could require the Fund to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which the Fund invests that hold similar assets, as well as any origination company or servicer in which the Fund owns an interest. Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

In addition to laws governing the activities of lenders and servicers, certain states may require, or may in the future require, purchasers or holders of certain loans, including residential mortgage loans and unsecured consumer loans, to be licensed or registered in order to purchase, hold or foreclose such loans, or, in certain states, to collect a rate of interest above a specified rate. To the extent required or determined to be necessary or advisable by the Fund, the Fund will take appropriate steps intended to address any applicable state licensing requirements, which may include acquiring and holding such loans through structures designed to preempt state licensing laws, in order to pursue its objectives and strategies. To the extent the Fund (or a Subsidiary) obtains licenses or is required to comply with related regulatory requirements as a result of its investments, the Fund could be subject to increased costs and regulatory oversight by governmental authorities, which may have an adverse effect on its results or operations.

When acquiring and/or originating loans, or purchasing Alt Lending ABS, the Fund is not restricted by any particular borrower credit risk criteria and/or qualifications. Accordingly, certain loans acquired or originated by the Fund or underlying any Alt Lending ABS purchased by the Fund may be subprime in quality, or may become subprime in quality.

The Fund may invest either directly or indirectly through its Subsidiaries in shares, certificates, notes or other securities issued by a special purpose entity (“SPE”) sponsored by an alternative lending platform (i.e., an online lending marketplace or lender that is not a traditional banker, such as a bank) or its affiliates (the “Sponsor”) that represent the right to receive principal and interest payments due on pools of whole loans or fractions of whole loans, which may (but may not) be issued by the Sponsor, held by the SPE (“Alt Lending ABS”). Any such Alt Lending ABS may be backed by consumer, commercial, residential or other loans, including those issued by an SPE sponsored by an online or alternative lending platform or an affiliate thereof.

The Fund may invest without limit in securities of U.S. issuers and without limit in securities of non-U.S. issuers, securities traded principally outside the United States, and securities denominated in currencies other than the U.S. Dollar. Additionally, the Fund may invest up to 30% of its total assets in securities and instruments that are economically tied to “emerging market” countries; however the Fund may invest without limit in short term investment grade sovereign debt, including short term investment grade sovereign debt issued by emerging market issuers.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund may also invest without limit in common stocks and other common equity securities issued by public or private issuers. The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdictions, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may invest in securities of other open- or closed-end investment companies (including those advised by PIMCO), including, without limitation, exchange-traded funds, to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. The Fund’s common shareholders (the “Common Shareholders”) would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments.

The Fund may invest in commodities and seek to gain exposure to commodities through investments in swap agreements, futures and options or a Cayman Subsidiary. The Fund may also invest in physical commodities pursuant to the policies described herein, including through warehouse receipts providing proof of ownership of such commodities, and may, in its sole discretion, obtain property insurance to cover the risk of loss or damage thereto. Under normal circumstances, the Fund will invest no more than 25% of its total assets in commodities on a net basis.

The Fund may seek to gain exposure to, among other types of investments, certain newly-issued Regulation S securities through investments in a Cayman Subsidiary. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through off-shore (non-U.S.) offerings without registration with the SEC pursuant to Regulation S under the Securities Act. Offerings of Regulation S securities may be conducted outside of the U.S. A Cayman Subsidiary (unlike the Fund) may invest without limitation in Regulation S securities. While a Cayman Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the Fund and/or a Cayman Subsidiary to operate as described herein and could adversely affect the Fund, the performance of the Fund and/or a Cayman Subsidiary.

The Fund may invest without limit in illiquid securities (i.e., securities that the Fund reasonably expects cannot be disposed of in current market conditions within seven calendar days without the disposition significantly changing the market value of the securities).

The Fund may make investments in debt instruments and other securities or instruments directly or through one or more Subsidiaries. Each Subsidiary, for example, may invest in or originate loans or invest in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, risk retention investments or any other security or other instrument that the Fund may hold directly. References herein to the Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of the Fund’s assets to a Subsidiary will vary from time to time and the Fund’s portfolio may include some or all the investments described herein.

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

The Fund may make short-term investments when attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. Upon PIMCO’s recommendation, for temporary defensive purposes, the Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high-grade debt securities, including high quality, short-term debt securities and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so.

Leverage

The Fund currently utilizes leverage principally through reverse repurchase agreements. The Fund may also enter into transactions other than through reverse repurchase agreements that may give rise to a form of leverage including, among others, (i) selling credit default swaps, (ii) dollar rolls/buy backs, (iii) borrowings, such as through bank loans or commercial paper and/or other credit facilities, (iv) futures and forward contracts (including foreign currency exchange contracts), (v) total return swaps, (vi) other derivative transactions, (vii) loans of portfolio securities, (viii) short sales and (ix) when-issued, delayed delivery and forward commitment transactions. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund’s Board may authorize the issuance of preferred shares without the approval of Common Shareholders. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Common Shareholders, and these costs and expenses may be significant. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements.

Under normal market conditions, the Fund will limit its use of leverage from any combination of (i) reverse repurchase agreements (whether or not these instruments are covered); (ii) borrowings (i.e., loans or lines of credit from banks or other credit facilities); (iii) any future issuance of preferred shares; (iv) to the extent described below, credit default swaps, other swap agreements and futures contracts (whether or not these instruments are covered as described below), but excluding, for the purposes of this calculation, (a) such instruments entered into to obtain exposure to commodities, and (b) total return swaps entered into to obtain exposure to assets in which the Fund may invest in accordance with its investment policies and restrictions, such that the assets attributable to the use of such leverage in (i) through (iv) above will not exceed 50% of the Fund’s total assets (including, for purposes of the 50% limit, the amount of assets obtained through the use of such instruments). For these purposes, assets attributable to the use of leverage from swap agreements and futures contracts will be determined based on the current market value of the instrument if it is cash settled or based on the notional value of the instrument if it is not cash settled. In addition, assets attributable to swap agreements or futures contracts will not be counted towards the 50% leverage policy to the extent that the Fund owns offsetting positions or enters into offsetting transactions. The Fund intends to utilize certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.